UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 15, 2009
Date of Report (Date of earliest event reported)

NATURAL BLUE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-128060	13-3134389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 South 1300 East, Suite 500
Salt Lake City, Utah 84106
(Address of principal executive office, including zip code)

(866) 739-3945
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Natural Blue Resources, Inc.
Form 8-K

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)           On or about September 15, 2009, Natural Blue Resources, Inc., a Delaware corporation (the “Company”) concluded that the previously issued financial statements including in the Company’s Form 10-Q for the quarterly period ended June 30, 2009, filed with the Securities and Exchange Commission (the “SEC”) on August 19, 2009, as amended by the Company’s Form 10-Q/A filed with the SEC on August 20, 2009 (collectively, the “Report”), could not be relied upon and would need to be restated.  The financial statements included in the Report accounted for the sale of American Marketing & Sales, Inc. (“AMS”) to Blue Earth Solutions, Inc. as if the closing date was June 30, 2009.  Accordingly, the financial statements included in the Report did not include the assets and liabilities of AMS and the loss on the sale of AMS was reported as part of the Company’s discontinued operations.  Subsequently, it was determined that the closing date of the sale of AMS was July 1, 2009 instead of June 30, 2009.  As a result of such change in the closing date, the AMS assets and liabilities were required to be consolidated with the Company as of June 30, 2009, while the loss on the sale of AMS was to be reported as of July 1, 2009 and was not to be included in the Company’s net loss for the three and six months ended June 30, 2009.  The Company’s Chief Financial Officer discussed the matters disclosed in this Item 4.02(a) with the Company’s independent accountant at the time of the conclusion that the financial statements included in the Report could not be relied upon and would need to be restated.

On November 9, 2009, the Company filed a Form 10-Q/A, for the quarterly period ended June 30, 2009, which included restated financial statements to properly account for the sale of AMS as disclosed in Note M to such financial statements.  Such restated financial statements properly account for the assets and liabilities of AMS in, and to exclude the loss on the sale of AMS from, the consolidated financial statements of the Company for the quarterly period ended June 30, 2009.   The financial statements included in the Company’s Form 10-Q for the quarterly period ended June 30, 2009, filed with the SEC on August 19, 2009, and in the Company’s Form 10-Q/A filed with the SEC on August 20, 2009 should not be relied upon.

On December 28, 2009, the Company filed with the SEC another Form 10-Q/A for quarterly period ended June 30, 2009, however such Form 10-Q/A did not amend or restate the financial statements in any respect.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Paul Pelosi, Jr., a member of the Board of Directors and President of the Company, resigned from such positions effective January 11, 2010.  On such date, Mr. Pelosi further resigned from any and all other offices and positions he held with any of the Company’s subsidiaries or affiliates, including, but not limited to, Natural Blue Resources Inc., a Nevada corporation, for which he was a member of the Board of Directors and the President.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

NATURAL BLUE RESOURCES, INC.

Dated: January 15, 2010	By:	/s/ Toney Anaya
Toney Anaya, Chief Executive Officer